EXHIBIT 99.1

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[OXY LOGO]  NEWS RELEASE                        OCCIDENTAL PETROLEUM CORPORATION
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         10889 Wilshire Boulevard, Los Angeles, California 90024  (310) 208-8800

For Immediate Release: January 22, 2004

           OCCIDENTAL PETROLEUM ANNOUNCES FOURTH QUARTER 2003 RESULTS
           ----------------------------------------------------------

     LOS ANGELES -- Occidental Petroleum Corporation (NYSE:OXY) announced net income for the fourth quarter 2003 of $382 million ($0.99 per share), compared with $322 million ($0.85 per share) for the fourth quarter 2002.

     In announcing the results, Dr. Ray R. Irani, chairman and chief executive officer, said, "Continued strong oil and gas prices combined with record oil and gas production of 547,000 barrels of oil equivalent per day for the year contributed to Occidental's second best year ever, with annual net income of $1.527 billion. Our core earnings for the year of $1.635 billion were the highest in the Company's history. We ended the year with our debt to capitalization ratio at 37 percent, the lowest level in more than two decades."

                                   OIL AND GAS
                                   -----------

     Oil and gas segment earnings were $640 million for the fourth quarter 2003, compared with $490 million for the fourth quarter 2002. The improvement in the fourth quarter 2003 earnings reflected higher worldwide crude oil and natural gas prices, increased crude oil sales volumes, lower exploration expense and a $38 million refund of property taxes, partially offset by higher DD&A rates and operating costs. The increased crude oil production results largely from higher Ecuador and Horn Mountain production.

                                    CHEMICALS
                                    ---------

     Chemical segment earnings were $71 million for the fourth quarter 2003, compared with $58 million for the fourth quarter 2002. The improvement in the fourth quarter 2003 core earnings reflected higher sales prices in all major products (PVC, EDC, chlorine and caustic); partially offset by higher energy and ethylene costs.

                              TWELVE-MONTH RESULTS
                              --------------------

     For the twelve months of 2003, net income was $1.527 billion ($3.98 per share), compared with $989 million ($2.63 per share) for the twelve months of 2002.

     Core earnings were $1.635 billion for 2003 compared with $999 million for 2002. See the attached schedule for a reconciliation of net income to core earnings for the fourth quarter and twelve months.

     For details of items affecting the comparability of core earnings between periods in 2003 and 2002, see the attached schedule.


Contacts: Lawrence P. Meriage (media)
          310-443-6562
          Kenneth J. Huffman (investors)
          212-603-8183
          For further analysis of Occidental's quarterly performance, please visit the website: WWW.OXY.COM


Statements in this presentation that contain words such as "will" or "expect", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations, and supply/demand consideration for oil, gas and chemicals; higher-than-expected costs; and not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition. Occidental disclaims any obligation to update any forward-looking statements.


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


SUMMARY OF SEGMENT NET SALES AND EARNINGS

                                         Fourth Quarter         Twelve Months
                                     ------------------    ------------------
($ millions)                            2003       2002       2003       2002
=================================    =======    =======    =======    =======
SEGMENT NET SALES
  Oil and gas                        $ 1,530    $ 1,287    $ 6,003    $ 4,634
  Chemical                               810        698      3,178      2,704
  Other                                   30         --        145         --
                                     -------    -------    -------    -------
  Net sales                          $ 2,370    $ 1,985    $ 9,326    $ 7,338
=================================    =======    =======    =======    =======
SEGMENT EARNINGS
  Oil and gas                        $   640    $   490    $ 2,664    $ 1,707
  Chemical                                71         58        210        275
                                     -------    -------    -------    -------
                                         711        548      2,874      1,982
UNALLOCATED CORPORATE ITEMS
  Interest expense, net (a)
    Debt, net                            (53)       (58)      (289)      (253)
    Trust preferred distributions
      & other                            (10)       (12)       (44)       (47)
  Income taxes (b)                      (157)      (114)      (662)      (364)
  Other (c)                             (109)       (41)      (284)      (155)
                                     -------    -------    -------    -------

INCOME FROM CONTINUING OPERATIONS        382        323      1,595      1,163
  Discontinued operations, net            --         (1)        --        (79)
  Cumulative effect of changes in
    accounting principles, net (d)        --         --        (68)       (95)
                                     -------    -------    -------    -------
NET INCOME                           $   382    $   322    $ 1,527    $   989
                                     =======    =======    =======    =======
BASIC EARNINGS PER COMMON SHARE
  Income from
    continuing operations            $  0.99    $  0.85    $  4.16    $  3.09
  Discontinued operations, net            --         --         --      (0.21)
  Cumulative effect of changes in
    accounting principles, net            --         --      (0.18)     (0.25)
                                     -------    -------    -------    -------
                                     $  0.99    $  0.85    $  3.98    $  2.63
                                     =======    =======    =======    =======
DILUTED EARNINGS PER COMMON SHARE
  Income from
    continuing operations            $  0.97    $  0.84    $  4.11    $  3.07
  Discontinued operations, net            --         --         --      (0.21)
  Cumulative effect of changes in
    accounting principles, net            --         --      (0.18)     (0.25)
                                     -------    -------    -------    -------
                                     $  0.97    $  0.84    $  3.93    $  2.61
                                     =======    =======    =======    =======
AVERAGE BASIC COMMON SHARES
  OUTSTANDING                          387.7      377.6      383.9      376.2
=================================    =======    =======    =======    =======

See footnotes on following page.


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


(a) The twelve-months 2003 includes a $61 million interest charge to repay a $450-million 6.4-percent senior-notes issue that had ten years of remaining life, but was subject to remarketing on April 1, 2003. The twelve months 2002 includes $22 million of interest income on notes receivable from Altura partners. The partnership exercised an option in May 2002 to redeem the sellers' remaining partnership interests in exchange for the outstanding balance on the notes.

(b) Excludes U.S. federal income tax charges and credits allocated to the segments and foreign taxes. Oil and gas segment earnings for the twelve-months 2003 and 2002 include charges of $6 million and $1 million, respectively. Chemical segment earnings include credits of $403 million for the twelve months 2002.

(c) The twelve-months 2002 includes $20 million of preferred distributions to the Occidental Permian partners. This is essentially offset by the interest income discussed in (a) above. The partnership exercised an option in May 2002 to redeem the sellers' remaining partnership interests in exchange for the outstanding balance on the notes. The twelve-months 2003 includes $58 million of equity losses from investments in unconsolidated subsidiaries, compared with a $25 million loss for the same period in 2002. The twelve-months 2003 also includes a $63 million environmental remediation expense, compared with a $23 million expense for the twelve-months 2002.

(d) Effective January 1, 2003, Occidental implemented SFAS No. 143 - "Accounting For Asset Retirement Obligations." Adoption of this new accounting standard resulted in a cumulative after-tax reduction in net income of $50 million. Also effective January 1, 2003, Occidental implemented the rescission of EITF 98-10, which precludes mark-to-market accounting for all energy-trading contracts that are not derivatives and fair value accounting for inventories purchased from third parties. Adoption of this accounting change resulted in a cumulative after-tax reduction in net income of $18 million. Effective January 1, 2002, Occidental implemented SFAS No. 142 - "Goodwill and Other Intangible Assets." Adoption of this new accounting standard resulted in a cumulative after-tax reduction in net income of $95 million.


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


SUMMARY OF OPERATING STATISTICS

                                         Fourth Quarter         Twelve Months
                                     ------------------    ------------------
                                        2003       2002       2003       2002
=================================    =======    =======    =======    =======

NET OIL, GAS AND LIQUIDS
   PRODUCTION PER DAY

United States
  Crude oil and liquids (MBBL)
    California                            82         84         81         86
    Permian                              152        142        150        142
    Horn Mountain                         25          2         21          1
    Hugoton                                4          4          4          3
                                     -------    -------    -------    -------
      Total                              263        232        256        232

  Natural Gas (MMCF)
    California                           246        266        252        286
    Hugoton                              130        139        138        148
    Permian                              133        133        129        130
    Horn Mountain                         16         --         13         --
                                     -------    -------    -------    -------
      Total                              525        538        532        564

  Latin America
   Crude oil (MBBL)
    Colombia                              44         47         37         40
    Ecuador                               39         13         25         13
                                     -------    -------    -------    -------
      Total                               83         60         62         53

  Middle East
   Crude oil (MBBL)
    Oman                                  12         13         12         13
    Qatar                                 40         37         45         42
    Yemen                                 33         37         35         37
                                     -------    -------    -------    -------
      Total                               85         87         92         92

  Other Eastern Hemisphere
   Crude oil (MBBL)
    Pakistan                               9         12          9         10

   Natural Gas (MMCF)
    Pakistan                              72         76         74         63

BARRELS OF OIL EQUIVALENT (MBOE)
  Subtotal consolidated subsidiaries     540        493        520        492
  Other Interests
   Colombia-minority interest             (7)        (6)        (5)        (5)
   Russia-Occidental net interest         30         29         30         27
   Yemen-Occidental net interest           2          2          2          1
                                     -------    -------    -------    -------
TOTAL WORLDWIDE PRODUCTION               565        518        547        515
                                     =======    =======    =======    =======
CAPITAL EXPENDITURES (millions)      $   450    $   396    $ 1,601    $ 1,236
                                     =======    =======    =======    =======
DEPRECIATION, DEPLETION
  AND AMORTIZATION
   OF ASSETS (millions)              $   311    $   253    $ 1,177    $ 1,012
=================================    =======    =======    =======    =======


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


SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental's results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing, and amount. Therefore, management uses a measure called "core earnings", which excludes those items. This non-GAAP measure is not meant to disassociate those items from management's performance, but rather is meant to provide useful information to investors interested in comparing Occidental's earnings performance between periods. Reported earnings are considered representative of management's performance over the long term. Core earnings is not considered to be an alternative to operating income in accordance with generally accepted accounting principles.

The following table sets forth the core earnings and significant items affecting earnings for each operating segment and corporate:

                                                                  Fourth Quarter
($ millions, except                 --------------------------------------------
 per-share amounts)                     2003         EPS        2002         EPS
================================    ========    ========    ========    ========
TOTAL REPORTED EARNINGS             $    382    $   0.99    $    322    $   0.85
                                    ========    ========    ========    ========
OIL AND GAS
  Segment Earnings                  $    640                $    490
  No significant items
    affecting earnings                    --                      --
                                    --------                --------
  Segment Core Earnings                  640                     490
                                    --------                --------
CHEMICALS
  Segment Earnings                        71                      58
  No significant items
    affecting earnings                    --                      --
                                    --------                --------
  Segment Core Earnings                   71                      58
                                    --------                --------
CORPORATE
  Results                               (329)                   (226)
  Less:
    Discontinued operations, net*         --                      (1)
                                    --------                --------
TOTAL CORE EARNINGS                 $    382    $   0.99    $    323    $   0.86
================================    ========    ========    ========    ========

 * These amounts are shown after tax.


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


SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS (continued)

                                                                   Twelve Months
($ millions, except                 --------------------------------------------
 per-share amounts)                     2003         EPS        2002         EPS
================================    ========    ========    ========    ========
TOTAL REPORTED EARNINGS             $  1,527    $   3.98    $    989    $   2.63
                                    ========    ========    ========    ========
OIL AND GAS
  Segment Earnings                  $  2,664                $  1,707
  No significant items
    affecting earnings                    --                      --
                                    --------                --------
  Segment Core Earnings                2,664                   1,707
                                    --------                --------
CHEMICALS
  Segment Earnings                       210                     275
  Less:
    Sale of Equistar investment*          --                     164
                                    --------                --------
  Segment Core Earnings                  210                     111
                                    --------                --------
CORPORATE
  Results                             (1,347)                   (993)
  Less:
    Debt repayment charge                (61)                     --
    Tax effect of pre-tax adjustment      21                      --
    Discontinued operations, net*         --                     (79)
    Changes in accounting
      principles, net*                   (68)                    (95)
                                    --------                --------
TOTAL CORE EARNINGS                 $  1,635    $   4.26    $    999    $   2.66
================================    ========    ========    ========    ========

 * These amounts are shown after tax.

ITEMS AFFECTING COMPARABILITY OF CORE EARNINGS BETWEEN PERIODS

                                          Fourth Quarter           Twelve Months
                                    --------------------    --------------------
($ millions)                            2003        2002        2003        2002
================================    ========    ========    ========    ========
PRE-TAX
INCOME / (EXPENSE)

OIL AND GAS
  Gain on sale of GOM assets (a)    $     --    $     --    $     14    $      7
  Property tax refund                     38          --          38          --

CHEMICALS
  Asset idling and impairments            --          --          (9)        (37)
  State tax reserves adjustment           --           7          --           7
  Equistar equity results                 --          --          --         (33)
  Self insurance and litigation
    adjustments                           --          15          --          15
  Reorganizations/severance               --          --         (15)        (14)

CORPORATE
  Gain on sale of stock investment        --          32          --          32
  Environmental remediation              (50)        (15)        (63)        (23)
  Equity earnings                        (16)        (22)        (58)        (25)

 (a) Net of tax.


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